UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): September 22, 2026
iRhythm Holdings, Inc.
(Exact name of Registrant as specified in its charter)

Delaware	001-37918	41-3421287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
699 8th Street, Suite 600
San Francisco, California 94103
(Address of principal executive office) (Zip Code)
(415) 632-5700
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, Par Value $0.001 Per Share	IRTC	The NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01. Regulation FD Disclosure.

As previously announced, on August 5, 2026, iRhythm Holdings, Inc., a Delaware corporation (the “Company”), iRhythm Technologies, Inc., a Delaware corporation and a direct wholly owned subsidiary of the Company (“Acquirer”), Project Vessel Merger Sub, Inc., a newly formed Delaware corporation and a direct wholly owned subsidiary of Acquirer (“Merger Sub”), Vital Connect, Inc., a Delaware corporation (the “Target”), and Fortis Advisors LLC, a Delaware limited liability company, solely in its capacity as the representative of the stockholders of the Target, entered into an Agreement and Plan of Merger, pursuant to which Merger Sub will merge with and into the Target (the “Merger”), with the Target surviving the Merger as a direct wholly owned subsidiary of Acquirer and an indirect wholly owned subsidiary of the Company (the “Acquisition”).

The expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended occurred at 11:59 p.m. Eastern Time on September 18, 2026.

The Acquisition is currently anticipated to close in early October 2026, subject to the satisfaction or waiver of customary closing conditions.

The information in this Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act, and the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, among other things, statements regarding the expected timing and completion of the Acquisition. These statements may be identified by words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “project,” “should,” “target,” “will” and similar expressions. Forward-looking statements are based on current assumptions and expectations and involve risks and uncertainties that could cause actual results to differ materially, including the possibility that the Acquisition may not be completed on the anticipated terms or timing and the risks described under “Risk Factors” and elsewhere in the Company’s filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date of this Current Report on Form 8-K. The Company undertakes no obligation to update them except as required by law.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRHYTHM HOLDINGS, INC.

Date: September 22, 2026	By:	/s/ Daniel Wilson
Daniel Wilson
Chief Financial Officer